Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 13, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO

Scott H. Page no longer serves as portfolio manager of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Craig P. Russ, Vice President, Co-Director of Bank Loans and Portfolio Manager, and Andrew N. Sveen, CFA, Vice President, Co-Director of Bank Loans and Portfolio Manager, have each managed the Portfolio since its inception in 2010.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the sixth, seventh, and eighth paragraphs are deleted in their entirety and replaced with the following:

Craig P. Russ is a Vice President, Co-Director of Bank Loans and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Russ is a co-manager for several Eaton Vance Bank Loan funds and has been a member of Eaton Vance’s Bank Loan investment team since joining Eaton Vance in 1997.

Andrew N. Sveen, CFA, is a Vice President, Co-Director of Bank Loans and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Sveen has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE